Filed Pursuant to Rule 497(e)
1933 Act File No. 333-78275
1940 Act File No. 811-09303
The Internet Fund
The Global Fund
The Paradigm Fund
The Small Cap Opportunities Fund
The Market Opportunities Fund
The Multi-Disciplinary Income Fund
(each, a “Fund” and together, the “Funds”)
each, a series of Kinetics Mutual Funds, Inc. (the “Company”)
Supplement dated October 2, 2026
to the Summary Prospectuses, Prospectuses
and Statement of Additional Information (the “SAI”)
At meetings held on September 16, 2026, the Board of Directors of the Company approved a proposal to unwind the existing “master/feeder” structure under which each Fund invests all its assets in a corresponding series of Kinetics Portfolios Trust. On or about January 1, 2027, each
Fund will begin to invest substantially all of its assets directly in a portfolio of securities. In connection with this restructuring, each Fund will enter into an investment advisory agreement with Horizon Kinetics Asset Management LLC (the “Adviser”), the terms of which are identical in all material respects to those in each existing advisory agreement between the Adviser and each corresponding master portfolio.
Please retain this supplement with your Prospectuses and SAI.